Exhibit 99.1

Federal Home Loan Bank of New York Stockholders’ Meetings

April 2015

© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

FHLBNY: Strong Performance for Customers and Shareholders

Stockholders’ Meetings

April 2015

© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

Key Messages

» “Advances Bank” strategy

» Strong performance record for customers and shareholders

» Conservatively positioned balance sheet

» FHLBank System’s financial results have improved since the financial crisis

FHLBNY

3

FHLBNY is the 2nd Largest Home Loan Bank as Measured by Advances and Assets Balances

Total Advances

Change in Advances:

2Q07

vs

4Q14

($ Billions)

ATL

ATL

NYK

NYK

CIN

CIN

DSM

DSM

PIT

PIT

SFR

SFR

BOS

BOS

CHI

CHI

IND

IND

DAL

DAL

TOP

TOP

SEA

SEA

$0

$20

$40

$60

$80

$100

-100%

-50%

0%

50%

100%

150%

200%

Note: As of December 31, 2014

FHLBNY

We Have Consistently Maintained a High Percentage of Advances Relative to Assets

100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

HLBanks Balance Sheet Mix

NYK PIT ATL DSM CIN BOS SFR DAL IND TOP CHI SEA

Advances MBS MPF/MPP Other Investments Cash and Other

Note: As of December 31, 2014

FHLBNY 5

FHLBNY’s Member Base is Diverse

Member Type

Top Borrowers

All Other Borrowers

$24.9 Credit Union Commercial

84 Bank 145

Next 5 Top 5 Borrowers Borrowers CDFI $10.7 $61.6

2	Savings Bank 94

Insurance Company 7

Total Advances (Par) = $97.2 B

FHLBNY

6

The Bank’s Financial Performance Has Been Strong

FHLBNY—Financial Results Highlights

December 31,

December 31,

December 31,

December 31,

2014

2013

2012

2011

Period End Balances

Advances

$98,797

$90,765

$75,888

$70,864

MBS Investments*

13,552

13,373

12,620

12,477

Total Assets

132,825

128,333

102,989

97,662

Consolidated Obligations

123,580

119,146

94,564

89,564

Retained Earnings

1,083

999

894

746

Capital Stock

6,526

6,486

5,492

5,046

Results

Net Interest Income

$444

$421

$467

$509

Operating Expenses

86

83

83

109

Net Income

315

305

361

244

Notes: All $ millions. * 97% of the bank’s MBS investments are GSE securities.

FHLBNY

Our Dividends Have Been Reliable and Exceeded Market Reference Rates


FHLBNY – Dividend History
FHLBNY Dividend
3 Month Libor
Fed Funds (Effective Rate)
PERCENT
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14

FHLBNY
8

FHLBNY Dividend Returns Have Also Consistently Exceeded Those of Other FHLBanks

Average HLB Dividend Rates

2009-2014

NYK

CIN

IND

TOP

DSM

SFR

ATL

PIT

BOS

DAL

CHI

SEA

0%

1%

2%

3%

4%

5%

FHLBNY

System Advances Have Grown in Recent Quarters

System Quarterly Change in Advances

FHLBNY 800 ,

0 200,000 400,000600,0000001,000,0001,200,000

Q1 2006 FHLBank Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Balance Q1 2008 Q2 2008 Q3 2008 HLBank Q4 2008 Q1 2009 Q2 2009 Sheets Q3 2009 System FHLB Q4 2009 Liquidity Q1 2010 Are Q2 2010 System Q3 2010 Q4 2010 Q1 2011

Q2 2011 Advances Needs

Q3 2011 Q4 2011

Q1 2012 Scalable

Q2 2012 Q3 2012 to

Q4 2012 Balances

Q1 2013 Q2 2013

Q3 2013 Meet Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Member

System Advances Have Grown in Recent Quarters

System Quarterly Change in Advances

15%

10.8%

9.6%

10%

7.2%

6.2%

.

5%

3.3%

1.5% 1.5%

0.7%

0%

-1.5% -1.8%

-3.1% -2.8%

-3.7%

-5% -4.2%

-5.5% -5.8%

-6.9% -7.0%

-7.5%

-8.2% -8.2%

-10% -9.4%

-9.6%

-12.0%

-15%

System Financial Performance Has Improved Considerably Since the Financial Crisis

FHLBank System Net Income: 2001-2014

$3,000

($Millions)

$2,500

$2,000

$1,500

$1,000

$500

$0

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

FHLBank System ROE: 2001-2014

7.00%

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

FHLBNY 12

System OTTI Credit Losses Have Fallen Dramatically in Recent Years

System OTTI Credit Impairments ($ Millions)

$0.0

($500.0)

($1,000.0)

($1,500.0)

($2,000.0)

($2,500.0)

($3,000.0)

2008

2009

2012

2013

2014

FHLBNY

System Retained Earnings Have Grown Significantly to Protect Members’ Investment and Debt Investors

FHLBank System: Retained Earnings Growth

50%

$14

45%

$12 40%

35% $10

30%

$8 $Billion 25%

$6 20%

15% $4

10%

$2

5%

$- 0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014

URE (LHS) RRE (LHS) %RE/Capital Stock (RHS)

Notes: URE = Unrestricted Retained Earnings. RRE = Restricted Retained Earnings.

FHLBNY 14

All FHLBanks Exceed Minimum Regulatory Capital Requirements

FHLBanks Capital-to-Assets Ratio

9.00%

8.00%

7.00%

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

SFR SEA BOS CHI IND DAL NYK ATL CIN PIT DSM TOP

GAAP Regulatory

Note: As of December 31, 2014

FHLBNY 15

FHLBNY Business Update

Stockholders’ Meetings

April 2015

© 2015 FEDERAL HOME LOAN BANK OF NEW YORK • 101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM

FHLBNY Mission

To advance housing opportunity and local community development by maximizing the capacity of 1 community-based member-lenders to serve their markets.

FHLBNY LINES OF BUSINESS

The four business lines help meet members’ needs & achieve the FHLBNY Mission.

Advance Characteristics:

TENOR:

» Overnight to 30 years

TERM:

» Fixed Rate, Floating Rate, Callable, Putable, Forward Starting, or Amortizing

PURPOSE:

» Liquidity management

» Asset/liability management

- Transactional micro hedges

- Balance sheet macro hedges

» Minimizing liability costs

» Wholesale leveraging

» Funding retail loan growth

» Prefunding branches

FHLBNY

FHLB Bond Issuance

The types of bonds offered, frequency of issuances, size of issuances and investor base are 2 improving.

Connecting Investors with Homeowners

The Federal Home Loan Bank System Guide: www.fhlbanks.com

GSE Debt Outstanding

$1,300

$1,200 YE03 YE04 YE05 YE06 YE07 YE08 $1,100 YE09 YE10 YE11 YE12 YE13 YE14

$1,000 $900 $847 $800 $700 $600 $457 $470 $500 $400 $300 $200 $100

$0 FHLBanks Freddie Mac Fannie Mae*

FHLBNY 18

FHLB Bond Issuance

2 Investor appetite for FHLB Bonds remain strong.

GLOBAL BOND INVESTOR

By Geographic Region DISTRIBUTION By Investor Type

100% 100%

Other/ Other/

Unknown State/Local 90% Unknown 90% Pension/Ins

80% Europe 80%

Banks

70% 70%

60% 60%

50% 50% Fund

US Managers

40% 40%

30% 30%

20% 20%

10% 10% Central Banks Asia

0% 0%

2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

FHLBNY

FHLB Bond Issuance

2 FHLB Debt spreads to LIBOR continue to improve while spreads to treasury are historically tight.

HISTORY OF CONSOLIDATED OBLIGATIONS AGAINST LIBOR

140 6/29/07 COF Curve 3/31/09 COF Curve 3/30/12 COF Curve 3/31/2015 COF Curve

120 100 80 60

POINTS 40

20 0

BASIS -20 -40 -60 -80

-100 1 Month 3 Month 1 Year 2 Year 3 Year 5 Year 7 Year 10 Year

5Y FHLB COST OF DEBT VS. 5Y TREASURY

6.00 2.50

5Y Spread 5Y Treasury 5Y FHLB Debt Linear (5Y FHLB Debt)

5.00

2.00

4.00

1.50

3.00

1.00

2.00

0.50 1.00

0.00 0.00 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12 3/31/13 3/31/14 3/31/15

FHLBNY 20

Advance Rates, Trends and Offerings

The Funding Gap is the basis for Advance demand, and remains wide. Advance rates are at historic 3 lows and the shape of the Advance curve is surfacing opportunities.

FHLBNY MEMBERS FUNDING GAP FHLBNY ADVANCE CURVE

$700 4.0

Assets Retail Deposits + Capital 3/31/15 3/31/14 3/29/13 3/30/12 $650

3.5 $600 $550 3.0

2.83 $500 2.63 2.75

2.5 2.49 2.62 $450 2.35

2.38 RATE 2.14 2.12 $400 2.0

LLIONS 1.87 1.83

BI $350

1.68

1.5 1.52 $300 1.35 $250 1.0 1.02 1.23

0.93 $200 0.54 0.72

0.47

0.5 0.34 0.34 0.34 0.34 0.35 0.38 $150 0.66

All members except Citibank, HSBC Bank USA, Goldman Sachs Bank, Morgan Stanley Private Bank N.A, Insurance Companies, CDFIs,10-Bs/HFAs, and non-members 0.34 0.34 0.34 0.34 0.36 0.38 0.45 $100 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 0.0

1W 2W 3W 1M 2M 3M 6M 1Y 2Y 3Y 4Y 5Y 6Y 7Y 8Y 9Y 10Y

FIXED-RATE ADVANCES ARE AT HISTORIC

11 LOWS 0.0

New Lows for Last 12 Months -0.2

10

1Y Adv: 0.42 On 5/23/2014 -0.4

9 3Y Adv: 0.98 On 11/6/2013 -0.6 -0.8

8 5Y Adv: 1.69 On 1/14/2015

-1.0

7 -1.2

6 -1.4

PERCENT -1.6

PERCENT 5 -1.8

4 -2.0 -2.2

3 -2.4 2Y vs. 5Y 2Y vs. 10Y

2 -2.6

-2.8 7/31/14 -1.29 -2.40

1 1 Year 3 Year 5 Year -30 . 24 Month Low -0.42 (12/6/12) -1.53 (11/9/12)

-3.2

0 -3.4 Overnight vs.2Y 2Y vs.5Y 2Y vs.10Y

3/31/85 3/31/86 3/31/87 3/31/88 3/31/89 3/31/90 3/31/91 3/31/92 3/31/93 3/31/94 3/31/95 3/31/96 3/31/97 3/31/98 3/31/99 3/31/00 3/31/01 3/31/02 3/31/03 3/31/04 3/31/05 3/31/06 3/31/07 3/31/08 3/31/09 3/31/10 3/31/11 3/31/12 3/31/13 3/31/14 3/31/15 12/31/11 1/31/12 2/29/12 3/31/12 4/30/12 5/31/12 6/30/12 7/31/12 8/31/12 9/30/12 10/31/12 11/30/12 12/31/12 1/31/13 2/28/13 3/31/13 4/30/13 5/31/13 6/30/13 7/31/13 8/31/13 9/30/13 10/31/13 11/30/13 12/31/13 1/31/14 2/28/14 3/31/14 4/30/14 5/31/14 6/30/14 7/31/14 8/31/14 9/30/14 10/31/14 11/30/14 12/31/14 1/31/15 2/28/15 3/31/15

FHLBNY 21

Advance Rates, Trends and Offerings

The growth in member balance sheets and the increased focus on interest rate risk are the main 3 drivers behind member funding preferences.

MEMBER ADVANCES OUTSTANDING

$110 $34

ALL MEMBERS:

10Bs $32

0.01%, 2 $30 $100 $28

Thrifts $26 32%,74 Commercial Banks 47%, 102 $24

$90 Insurance $22

Company 19%, 6 $20

NS NS

Credit Unions $18

BILLIO $80 2%, 28

BILLIO $16 $14

$12 $70 $10

$8

$60 $6 $4

$2

$50 $0

3/31/06 7/31/06 11/30/06 3/31/07 7/31/07 11/30/07 3/31/08 7/31/08 11/30/08 3/31/09 7/31/09 11/30/09 3/31/10 7/31/10 11/30/10 3/31/11 7/31/11 11/30/11 3/31/12 7/31/12 11/30/12 3/31/13 7/31/13 11/30/13 3/31/14 7/31/14 11/30/14 3/31/15

FHLBNY ADVANCES ISSUED & STILL OUTSTANDING

76% 2012 2013 2014 3/31/2015 $31

62%

$29

70%

$18

57%

$9

17% 12% $8 $6

9% 19% 6% 18%

$4 4%

$3 2% 4%

$3 $3 6% 4% 8%

6% 6% 3% 1%

4% $2 $2 $2

$2 $1 $0 2.5% $2 2%

$1 $1 $1 3% $0.6 $0.08 $0.3 $0.4

Due in 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5 Years & or Less Over

FHLBNY

Advance Rates, Trends and Offerings

The FHLBNY continuously seeks ways to create opportunities for members to take advantage of historically 3 low rates to help preserve margins and achieve asset/liability goals.

FHLBNY ADVANCES SPECIAL OFFERING: APRIL 13-17

The FHLBNY is pleased to announce a $2.5 billion Advance Special Offering — reduced rates for long-term regular Fixed-Rate Advances and Adjustable Rate Credit Advances from Monday, April 13 through Friday, April 17.

Special Offering Details

Discount to Regular Amount Cap ($MM) Term (YR) Advance Pricing (BPS) Total Program Per Member* 4 to < 7 -5 $500 $125 7 to < 10 -7 $1,000 $250 10 and Longer -10 $1,000 $250

Advance Special is available on a first-come, first-served basis, until the $2.5 billion is reached.

*In the event that funds are still available after 3:00 p.m. on Thursday, April 16, 2015, the FHLBNY will consider member requests to exceed the per-member cap in each term category on a first-come, first-served basis, subject to availability.

Please note that this special offering excludes Community Lending Program (CLP) Advances.

To take advantage of this special offering, please contact your

Calling Officer at (212) 441-6700 or a Credit Services Representative at (212) 441-6600.

FHLBNY

NOTE: PARTICIPATION IN THE SPECIAL IS SUBJECT TO CREDIT RESTRICTIONS AND REQUIRES COLLATERAL AVAILABILITY AND ABILITY TO PURCHASE REQUIRED AMOUNT OF CAPITAL STOCK.

Advance Rates, Trends and Offerings

3 The FHLBNY offers many funding options every day to manage interest rate risk as members prepare their balance sheets for a rising rate environment.

CALLABLE ADVANCE

A Fixed-Rate Advance that gives members the option of calling (terminating) the advance on predetermined dates, prior to maturity, without incurring a prepayment fee.

Benefits
» Competitively priced
» Fixed rate for the life of the advance
» No prepayment fee when called on specified date
» Better cash flow match for fixed-rate mortgages & commercial loans held in portfolio
» Take advantage of downward movements in interest rates & steep yield curves
» Whole loan and security collateral is acceptable

Product Features	
Minimum Advance Size:	$5 million
Maximum Advance Size:	$100 million
Initial Program Size:	$3 billion
Final Maturities Available:	3, 5, 7, or 10 years
Lockout Periods:	1, 2, 3, or 5 years
Call Options:	Bermudan (quarterly) or European (one-time)
Interest Payment:	Quarterly based on Actual/360 day count
Required Option Notification:	9 business days

OTHER PRODUCTS FOR A RISING RATE ENVIRONMENT

Amortizing Advance

- Match the amortization characteristics of your fixed-rate mortgage portfolio
- Enhance match funding of long-term assets

Principal-Deferred Advance (PDA)

- "Combination" advance product that begins as a fixed-rate borrowing allowing members to choose a specific amount of time to defer the principal payment, then becomes an Amortizing Advance where the member makes principal and interest payments

Fixed-Rate Advance with a LIBOR Cap (Fixed- Cap)

- Combines a fixed-rate borrowing with an embedded interest-rate cap in which the rate remains fixed but may be reduced quarterly if 3-month LIBOR rises above the pre-selected cap (with a floor of zero)
- Provides protection against rising interest rates (lowers your institution's cost of funds as rates rise)
- Flexible medium- to long-term funding option best used to extend liabilities, potentially enhance spreads, and preserve margins

FHLBNY 24

Community Development Programs

4 The FHLBNY collaborates with our members to keep them at the cornerstone of their community.

HOUSING AND COMMUNITY LENDING COMMUNITY LENDING PROGRAMS

Project specific uses of CIP, UDA & RDA

Help turn home-ownership and community development dreams Funds into reality » Property Acquisition » Daycare Centers

» Property Refinancing » Manufacturing Facilities

Community Lending Programs

» New Construction » Retail Stores

Community Investment Program (CIP)

» Renovation/Rehabilitation » Mixed-use Buildings

Rural Development Advance (RDA) » Equipment Purchase for » Healthcare Facilities Small Business Expansion

» Community Services, such Urban Development Advance (UDA) » Debt Refinancing for as fire stations and trucks Small Businesses

» Educational Facilities

Affordable Housing Program » Debt Consolidation for Small Businesses

» Grocery Stores

First Home Clubsm » Community Infrastructure

» Warehouse Facilities Projects

FHLBNY

Continuous Educational Outreach Initiatives

We provide relevant education (e.g. Member Board Education), emerging topics (e.g. real estate referral 5 study), and trends to our members (e.g. lending teams)

FHLBNY RESOURCE CENTER — CREATED TO HELP YOU MAXIMIZE YOUR MEMBERSHIP

Gain access to educational information and various tools to help address your institution’s unique set of challenges,Examples of the materials you can find:

such as: » Strategy articles

»Managing interest rate risk » Presentations, Tutorials and Webinars

» Workshops and Tools

»Increasing profitability

» Fact Sheets and Other Information

»Increasing Net Interest Margin Take advantage of this readily available center by visiting: www.fhlbny.com/members/resource-center

»Locking in spreads to preserve margins

»Mitigating Net Interest Income at Risk and Economic Value of Equity at Risk

»Achieving asset/liability management goals without increasing the size of the balance sheet

Through the FHLBNY Resource Center you can also request a Member-Director Education Session This program is specifically created for our members’ directors and managers, and is customized to address their specific needs and concerns, as well as a wide range of issues commonly faced by most community lenders.

FHLBNY

Advancing Housing and Community Growth

212-681-6000

www.fhlbny.com

The information provided by the Federal Home Loan Bank of New York (FHLBNY) in this communications is set forth for informational purposes only. The information should not be construed as an opinion, recommendation or solicitation regarding the use of any financial strategy and/or the purchase or sale of any financial instrument. All customers are advised to conduct their own independent due diligence before making any financial decisions. Please note that the past performance of any FHLBNY service or product should not be viewed as a guarantee of future results. Also, the information presented here and/or the services or products provided by the FHLBNY may change at any time without notice.

101 PARK AVENUE • NEW YORK, NY 10178 • WWW.FHLBNY.COM